EXHIBIT 99.1
WHERIFY WIRELESS, INC.

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The function of the Audit Committee of the Board of Directors of Wherify Wireless, Inc. is to provide assistance to Wherify directors in their oversight of: (a) the integrity of Wherify's financial statements; (b) the accounting and financial reporting processes and the audits of Wherify's financial statements; (c) Wherify's compliance with legal and regulatory requirements; (d) the independent auditors' qualifications and independence; and (e) the performance of Wherify's internal audit function and independent auditors. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the management of Wherify.

II.	MEMBERSHIP AND ORGANIZATION

The Audit Committee is a committee of the Board of Directors. Subject to exceptions set forth in the American Stock Exchange ("AMEX") Company Guide, the Audit Committee shall be composed of at least three Directors determined by the Board of Directors to meet the independence and financial literacy requirements of the AMEX and applicable federal law. Appointment to the Committee and the designation of Committee members as "financial experts" shall be made on an annual basis by the full Board.

The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board of Directors for any reason and at any time. Vacancies on the Committee shall be filled by vote of the Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.	RESPONSIBILITIES

In furtherance of its purpose, the Audit Committee shall have the following authority and responsibilities:

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Be solely responsible for the appointment, compensation, evaluation, retention and oversight of the work of independent auditors engaged (including the resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Wherify. The independent auditors shall report directly to the Audit Committee, as representatives of the shareholders of Wherify.

▪	Review and reassess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board for approval.

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Review the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, and major issues regarding accounting principles and disclosures.

▪	Obtain and review a formal written statement from the independent auditors describing all relationship or services that may impact the objectivity and independence of the independent auditors.

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Obtain written confirmation on at least an annual basis from the independent auditors assuring the auditors' independence; discuss such reports with the independent auditors, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the independent auditors.

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Review with the independent auditors the auditors' judgments about the quality, not just the acceptability, of Wherify's accounting principles and underlying estimates, and such matters as are required to be discussed with the Committee under generally accepted accounting standards.

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Pre-approve all audit and non-audit engagements or services (with exceptions provided for de minimus amounts under certain circumstances as described by law) to be provided by the independent auditors. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approval is reported to the full Committee at the next Committee meeting.

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Review and discuss with the independent auditors: (a) audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

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Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by Wherify, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

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Obtain from the independent auditors assurance that it will inform the Committee concerning any information indicating that an illegal act has or may have occurred that could have a material effect on Wherify's financial statements, and assure that such information has been conveyed to the Committee, in accordance with Section 10A of the Private Securities Litigation Reform Act of 1995.

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Obtain and review a report from the independent auditors describing (a) the auditing firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with such issues.

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Review with management and the independent auditors: (a) the effectiveness of Wherify's internal control over financial reporting (including any material weaknesses and material changes in internal control over financial reporting reported to the Committee by the independent auditors or management); (b) Wherify's internal audit procedures; and (c) the effectiveness of Wherify's disclosure controls and procedures and management reports thereon.

▪	Review separately with management, the internal accounting department and the independent auditors at the completion of the annual examination:

- The Company's annual financial statements and related footnotes.

-	The independent auditors' audit of the financial statements and its report thereon.

- Any significant changes required in the independent auditors' audit plan.

-	Any serious difficulties or disputes with management encountered during the course of the audit, including management's response thereto.

-	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

▪	Discuss with management and the independent auditors, quarterly earnings press releases, including the interim financial information and earnings guidance provided to analysts and rating agencies.

▪	Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in Wherify's annual proxy statement.

▪	Establish procedures for the receipt, retention, and treatment of complaints received by Wherify regarding accounting, internal accounting controls, or auditing matters.

▪	Establish procedures for the confidential, anonymous submission by employees of Wherify of concerns regarding questionable accounting or auditing matters.

▪	Review and pre-approve all related-party transactions (as defined in Item 404 of Regulation S-K).

▪	Engage in an annual self-assessment with the goal of continuing improvement.

IV.	MEETINGS

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The Committee shall hold regular meetings at least quarterly on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Audit Committee shall meet in executive session with the independent auditors and management periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

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Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

▪	Such corporate officers and other employees of Wherify as the Committee may regularly from time-to-time designate, shall attend the meetings.

▪	The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

▪	The Chairman of the Audit Committee shall report on Audit Committee activities to the Board of Directors after each Committee meeting.

V.	ADVISORS

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The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrative expenses that are necessary or appropriate in carrying out its duties.